Putnam
Municipal
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

[GRAPHIC OMITTED: BANK]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that for the first half of fiscal 2003, the six months ended September 30, 2002, Putnam Municipal Income Fund delivered positive absolute results at net asset value, although the fund lagged its benchmark, the Lehman Municipal Bond Index, and fell below the average for its Lipper category of municipal-bond funds. You will find the details on page 9.

In pursuing the fund's objective of high current income free from federal income taxes, the management team focuses primarily on a mix of high-quality issues for safety and lower-rated issues because of their generally higher yields. In the current market environment, this balanced mix has put the fund temporarily at a competitive disadvantage, but its managers remain confident that the approach will be rewarded over the long term.

The following report provides a detailed review of the fund's strategy and results for the semiannual period, including an explanation of its underperformance of the benchmark. The managers also offer their views of the fund's prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The past six months have been a challenging period for the nation, the financial markets, and Putnam Municipal Income Fund. The economy remained lackluster, and investors continued to contend with a variety of concerns, including disappointing corporate earnings, residual fallout from the scandals at Enron, WorldCom, Tyco, and other companies, and a potential war with Iraq. The stock market and high-yield bonds (including high-yield municipals) were especially hard hit as investors sought relative safety in high-quality, shorter-term securities, despite the fact that interest rates are at historically low levels.

Total return for 6 months ended 9/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   5.09%   0.09%    4.77%  -0.23%   4.81%  3.81%    4.96%   1.54%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 9.

As a "hybrid" fund containing both high-quality and lower-grade municipal bonds, Putnam Municipal Income Fund felt the effects of widening credit spreads between high- and low-grade bonds. As you can see from the performance comparisons on page 9, the fund's total return for the six-month period was below that of its benchmark, the Lehman Municipal Bond Index. This underperformance is not surprising, however, since that index concentrates mainly on high-quality municipal bonds with relatively short maturities; these are the bonds that rallied most during the recent period. At the same time, the index had no exposure to the high-yield municipal issues, specifically airline bonds, that detracted from this fund's performance. The fund's weighting in high-yielding, low-quality bonds was also greater than that of its average peer in Lipper's Municipal Bond Funds category, which put it at a competitive disadvantage for the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals                 18.6%

Utilities                 15.6%

Transportation            12.0%

Water and sewer            5.3%

Housing                    2.5%

Footnote reads:
*Based on net assets as of 9/30/02. Holdings will vary over time.

However, it is important to remember that your fund is designed to pursue high current income free from federal income taxes. Although not strictly a high-yield fund, Putnam Municipal Income Fund does pursue yield aggressively, taking care to manage risk through a balanced portfolio and other techniques. While it is especially difficult to maintain an aggressive stance in such a difficult market, we believe our strategy will benefit investors over the long term.

* MARKET RALLIES AMID UNUSUAL CONDITIONS

The bond market rallied substantially over the past six months, with high-quality short- and intermediate-term bonds providing some of the strongest gains. At the same time, however, the bond market exhibited several unusual characteristics. First, short- and long-term interest rates fell to 40-year lows. For example, the yield on the 10-year Treasury recently reached 3.60%, a level not seen since 1958. In addition, the yield curve (the graph mapping bond yields from the shortest maturities to the longest maturities) has been extremely steep, with short-term bonds yielding 1.75% and long-term, or 30-year bonds, yielding 4.60%. Finally, bond sectors with the highest credit risk are at an unprecedented level of distress, meaning that their yields are much higher than they normally are compared to Treasuries. These days, when a bond has even a hint of distress attached to it -- even a tangential association with something potentially negative -- its price can drop by, say, 40 cents on the dollar. Normally, only bonds that are highly likely to default would see price declines this extreme.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 37.2%

Aa/AA -- 5.0%

A -- 12.5%

Baa/BBB -- 17.7%

Ba/BB -- 15.4%

B and below -- 9.3%

VMIG1/A-1+ -- 2.9%

Footnote reads:
*As a percentage of market value as of 9/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* FUND SOUGHT TO OPTIMIZE INCOME AMID LOWER RATES

Over the past year, short-term interest rates have trended lower as the Federal Reserve Board lowered rates several times. When the economy appeared to strengthen more significantly in the spring, the Fed shifted to a neutral bias, only to return to its easing bias when the recovery seemed to slow. In this environment, the fund has derived much of its current income from older bond holdings that provide higher yields than those available in today's lower-rate environment. As some of these bonds mature or are called out of the market, the fund has additional assets to invest. With interest rates lower overall, we cannot hope to match the yields of older holdings; however, our challenge is to find new holdings that provide the maximum income with an acceptable level of risk.

The relatively new area of tobacco bonds continues to provide income opportunities for the fund. These are bonds issued by municipalities to fund various projects in the expectation that they will be repaid by the proceeds that the municipalities will receive from settlement of tobacco company class action lawsuits. The fund already has positions in two of these bond issuances, from South Carolina and District of Columbia. In May, the fund took a $10 million position in Wisconsin bonds issued by Badger Tobacco Asset Securitization Corporation (6.375% coupon, rated in the A category by Standard & Poor's, Moody's, Fitch, and Putnam, maturing in June 2032). The total issue was $1.6 billion. In addition to their high credit rating and solid income, these bonds also had a very strong debt service cover ratio. This refers to the amount of money designated by the issuer to pay the income due to its bondholders. These bonds have 1.5 times more money allocated than is required to service the debt.

Electric utilities have been another promising source of income. Recently, we have begun to focus on municipal electric utilities as opposed to the investor-owned utilities that make up the bulk of the market. Municipal utilities are set up as co-operatives run by boards chosen from the communities they serve. These utilities have the advantage of being able to set their own rates, thereby assuring an income stream to pay the interest on their debt. Utilities bonds also provide a high level of income, especially recently as the Enron scandal has tainted the whole sector and led investors to demand higher yields as compensation for their additional perceived risk. Over the recent period, the fund made three utilities-bond purchases. These included a $3 million position taken on May 30 in bonds issued by Indiana and Michigan Power Company (an Indiana state bond with a 4.9% coupon, rated Baa2 by Moody's, BBB+ by Standard & Poor's, and BBB by Putnam, maturing in 2025), a $2 million position taken on June 11 in bonds issued by Idaho Power Company (a Wyoming state bond with a 6.05% coupon, rated A3 by Moody's and BBB+ by Standard & Poor's and Putnam, maturing in 2026), and a $3.5 million position taken on June 27 in bonds issued by Sam Rayburn Municipal Power in Texas (a coupon of 6.0%, rated Baa2 by Moody's and BBB+ by Standard & Poor's, maturing in 2021).

Fund Profile

Putnam Municipal Income Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds and higher-yielding lower-rated municipal bonds that give the portfolio higher income potential. The fund may be suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

The hospital/health-care sector remains another good source of income for the fund due to strong fundamentals. In July, the fund took a $1.75 million position in bonds issued by Medical University Hospital Authority (MUHA) in Charleston, South Carolina to refund all of its outstanding Medical University Hospital bonds (6.50% coupon, rated BBB+ by Standard & Poor's, Baa2 by Moody's, and BBB- by Putnam, maturing
2032). The Medical Center is a 658-bed facility that is the primary teaching hospital of The Medical University of South Carolina. The Center enjoys a strong regional and national reputation for quality tertiary and quaternary care services. In addition, the MUHA has a history of indirect support from the state, which will likely continue given the Center's importance as a teaching facility.

New York City also provided some buying opportunities over the period. For approximately a year, the portfolio had been underweight in these bonds relative to its benchmark. Credit spreads have widened quite a bit over that time, and although we expect more widening in coming months, it was time to begin buying selectively. With so little exposure to this sector, we did not want the fund to miss the opportunity to benefit if these bonds began to outperform. In July, we purchased a few New York City general obligation bonds to move the portfolio's weighting back to neutral.

* AIRLINE BONDS ENDURED A ROUGH RIDE

For several quarters, airline bonds have been major contributors to fund income, and they continued to provide solid income in this period. However, in recent months, this sector has come under pressure. In fact, most airline-bond prices declined approximately 50% over the past six months. Fortunately, the portfolio is not overweighted in this sector, and the price declines did not cost the fund much in performance relative to its peers.

While the concerns surrounding airline bonds began in the post-September 11 environment, they were seriously exacerbated over the past six months by U.S. Airways' bankruptcy filing in the second quarter of this year. The filing was significant because the United States Transportation Safety Board had just provided the airline with a loan guarantee, and most industry analysts had assumed the company would be able to continue operating normally. Now, for the first time, the U.S. government became a principal player in a bankruptcy proceeding by assuming the role of senior creditor. In addition, investors realized that a loan guarantee was no guarantee of corporate survival. U.S. Airways has continued to operate and regularly pay the interest on its bond debt, but market reaction to the situation has caused its bonds to trade at levels near their recovery value in a bankruptcy. Fortunately, the fund holds a relatively small number of U.S. Airways bonds.

After the end of the reporting period, U.S. Airways defaulted on all of its bond holdings. This means that bondholders, including this fund, will no longer receive income from these holdings. Putnam Municipal Income Fund owns a very small number of U.S. Airways bonds, representing approximately 0.1% of its assets, so the lost income has a relatively minor impact on the fund's overall income stream. Because the prices of these bonds already reflected their recovery value in a bankruptcy, the default did not cause further declines. It did, however, negatively impact the price of other airline bonds, which declined further in value but have continued to pay interest.

* PORTFOLIO RESTRUCTURED DEFENSIVELY

During the past six months, the fund has been positioned relatively defensively. We have sold numerous intermediate-maturity holdings and redeployed assets into bonds with shorter and longer maturities. The spread between yields on intermediate- and long-term municipal bonds has reached an extreme point that Putnam's quantitative analytical models indicate cannot be sustained. At the same time, a great deal of new supply is coming to market in the short and intermediate range. Notably, California's Department of Water Resources is set to issue approximately $12 billion in debt at very short and intermediate maturities. The state of California is also planning to issue a large number of general obligation bonds next year. Together with an expected strengthening economy and cessation of the flight to quality that has increased demand for short-term bonds, we believe this new municipal-bond supply should flatten the yield curve and push interest rates higher. By selling intermediate-maturity bonds and purchasing bonds at the short and long ends of the curve, we are positioning the fund for potential outperformance as the yield curve flattens.

While consumer spending may fall off over the next 6 to 12 months, Putnam's analysts are anticipating that capital spending should pick up, since companies have held back on these expenditures for the past several years. We have positioned the portfolio for a modest economic recovery, which should put upward pressure on yields at all bond maturities, but especially among intermediate-maturity bonds. As soon as the market senses even a hint of an economic recovery, we believe it should react, as the market tends to anticipate economic trends.

Once the economy strengthens, high-quality bonds could get hit hard by rising interest rates, and lower-quality sectors are likely to outperform. With strong representation among these sectors, we believe this fund is well positioned to benefit from change. At the same time that lower-quality sectors outperform, intermediate-term bonds are likely to underperform. Again, we believe the portfolio's barbell structure -- emphasizing bonds at either end of the maturity spectrum -- should serve it well.

We cannot know how much longer the current rally will last. At this point, it would be imprudent to reposition the portfolio more aggressively to try and capture further declines in interest rates. We consider it more prudent to continue earning solid income while managing risk and seeking lower volatility. We believe it is far more likely that interest rates will rise than fall over the next several years, and we are preparing the fund for such a rise while trying to achieve solid relative performance with comparatively lower volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                     Class A         Class B         Class C        Class M
(inception dates)   (5/22/89)       (1/4/93)        (2/1/99)       (12/1/94)
                   NAV     POP     NAV   CDSC      NAV   CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          5.09%   0.09%   4.77%  -0.23%   4.81%   3.81%   4.96%   1.54%
------------------------------------------------------------------------------
1 year            4.96    0.00    4.33   -0.64    4.29    3.30    4.70    1.27
------------------------------------------------------------------------------
5 years          26.42   20.38   22.82   20.90   21.46   21.46   24.86   20.77
Annual average    4.80    3.78    4.20    3.87    3.96    3.96    4.54    3.85
------------------------------------------------------------------------------
10 years         76.60   68.15   65.69   65.69   63.29   63.29   71.95   66.40
Annual average    5.85    5.33    5.18    5.18    5.03    5.03    5.57    5.22
------------------------------------------------------------------------------
Annual average
(life of fund)    6.85    6.46    6.12    6.12    6.03    6.03    6.50    6.24
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                             Lehman Municipal         Consumer
                               Bond Index            price index
------------------------------------------------------------------------------
6 months                          8.58%                 1.23%
------------------------------------------------------------------------------
1 year                            8.94                  1.46
------------------------------------------------------------------------------
5 years                          37.86                 12.09
Annual average                    6.63                  2.31
------------------------------------------------------------------------------
10 years                         94.98                 27.95
Annual average                    6.91                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                    7.55                  2.88
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  6             6             6             6
------------------------------------------------------------------------------
Income               $0.233612     $0.207145     $0.200807     $0.222683
------------------------------------------------------------------------------
Capital gains 1          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.233612     $0.207145     $0.200807     $0.222683
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
3/31/02             $8.62   $9.05     $8.62         $8.62     $8.62   $8.91
------------------------------------------------------------------------------
9/30/02              8.82    9.26      8.82          8.83      8.82    9.12
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2               5.19%   4.94%     4.59%         4.44%     4.94%   4.78%
------------------------------------------------------------------------------
Taxable
equivalent 3         8.45    8.05      7.48          7.23      8.05    7.79
------------------------------------------------------------------------------
Current 30-day
SEC yield 4          4.55    4.33      3.95          3.79      4.30    4.16
------------------------------------------------------------------------------
Taxable
equivalent 3         7.41    7.05      6.43          6.17      7.00    6.78
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.60% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
September 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE

Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
         $4,640,000 Jackson Cnty., Hlth. Care Auth. Rev. Bonds, 5.7s, 5/1/19              BBB-           $4,164,400
                    Jefferson Cnty., Swr. Rev. Bonds, FGIC
          7,500,000 5 3/4s, 2/1/38                                                        Aaa             8,250,000
          5,000,000 (Cap. Impt.), Ser. A, 5s, 2/1/41                                      Aaa             5,106,250
                                                                                                      -------------
                                                                                                         17,520,650

Arizona (2.7%)
-------------------------------------------------------------------------------------------------------------------
            750,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa               804,263
          4,600,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                     B/P             4,410,250
                    Cochise Cnty., Rev. Bonds (Sierra Vista Cmnty. Hosp.)
          4,645,000 Ser. A, 6 3/4s, 12/1/26                                               BB+/P           4,679,838
          5,215,000 6.45s, 12/1/17                                                        BB+/P           5,247,594
          2,000,000 Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev. Bonds
                    (Phoenix Baptist Hosp. & Med. Ctr.), 7s, 7/1/16                       Aaa             2,123,440
                    Navajo Cnty., Indl. Dev. Rev. Bonds
                    (Stone Container Corp.),
          6,800,000 7.4s, 4/1/26                                                          B/P             6,842,500
          2,500,000 7.2s, 6/1/27                                                          B/P             2,481,250
          4,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                      Aaa             4,430,000
                                                                                                      -------------
                                                                                                         31,019,135

Arkansas (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds (WA Regl.
                    Med. Ctr.), 7 3/8s, 2/1/29                                            Baa3            4,236,375
          5,000,000 Crossett, Poll. Control Rev. Bonds (Georgia Pacific
                    Corp. Project), 4 7/8s, 10/1/07                                       Ba1             4,793,750
         16,915,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P           17,401,306
                                                                                                      -------------
                                                                                                         26,431,431

California (6.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Anaheim, Pub. Fin. Auth. 144A Lease Rev. Bonds
                    (Pub. Impts.), Ser. A, FSA, 6s, 9/1/24                                Aaa             6,125,000
                    Corona, COP (Vist Hosp. Syst.)
          4,500,000 Ser. B, 9 1/2s, 7/1/20 (In default) (NON)                             D/P             1,665,000
          5,800,000 Ser. C, 8 3/8s, 7/1/11 (In default) (NON)                             D/P             2,146,000
          3,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P             2,823,750
          2,400,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (United Airlines, Inc.), 6 7/8s, 11/15/12                             CCC             1,170,000
          5,600,000 Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                    10.49s, 2/14/11                                                       Aa2             8,071,000
          4,000,000 Orange Cnty., Local Trans. Auth. Sales Tax Rev.
                    Bonds, AMBAC, 6.2s, 2/14/11                                           Aaa             4,905,000
                    San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                    (Toll Road)
         10,000,000 7.55s, 1/1/10                                                         Aaa            12,775,000
         22,000,000 Ser. A, MBIA, zero %, 1/15/34                                         Aaa             4,537,500
         10,000,000 Ser. A, MBIA, zero %, 1/15/31                                         Aaa             2,400,000
          3,600,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.), 8 3/8s,
                    7/1/29 (In default) (NON)                                             D/P             1,332,000
          2,220,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Facs.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P           2,042,400
         11,840,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BBB-/P         12,491,200
                    Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding & Impt.),
                    Ser. A
          6,000,000 6 1/2s, 5/15/25                                                       BB              4,687,500
            635,000 6 1/8s, 5/15/05                                                       BB                638,969
                                                                                                      -------------
                                                                                                         67,810,319

Colorado (4.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev. Bonds,
                    Ser. E-470, 7s, 8/31/26                                               Aaa             7,072,500
         10,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)                    D/P             5,000,000
                    CO State Pub. Hwy. Auth. (E-470 Pub. Hwy.),
                    Rev. Bonds
         15,000,000 Ser. B, MBIA, zero %, 9/1/29                                          Aaa             3,693,750
         15,000,000 Ser. B, MBIA, zero %, 9/1/20                                          Aaa             6,262,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
          5,000,000 Ser. D, AMBAC, 7 3/4s, 11/15/13                                       AAA             6,412,500
          3,310,000 Ser. A, 7 1/2s, 11/15/23                                              A2              3,628,588
            425,000 Ser. A, 7 1/4s, 11/15/25                                              AAA               436,458
          9,550,000 Ser. B, 7 1/4s, 11/15/23                                              A2              9,780,537
          3,000,000 Larimer Cnty., School Dist. No.1 Rev. Bonds
                    (Poudre Impt), 7s, 12/15/16                                           Aa3             3,955,320
          1,800,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,887,750
                                                                                                      -------------
                                                                                                         48,129,903

Connecticut (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              6,240,000
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
         14,744,000 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           1,282,728
            147,496 Ser. B, zero %, 3/1/21                                                CCC/P              25,074
          1,000,000 CT State Hlth. & Ed. Fac. Auth. VRDN (Yale U),
                    Ser. V-1, 1.4s, 7/1/36                                                A-1+            1,000,000
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Edgehill),
                    Ser. A, 6 7/8s, 7/1/27                                                AAA/P           4,485,000
                                                                                                      -------------
                                                                                                         13,032,802

District of Columbia (5.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       Aaa             5,000,000
         31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                 AAA            37,147,500
                    DC Rev. Bonds (American Geophysical Union)
          4,200,000 5 7/8s, 9/1/23                                                        BBB             4,247,250
          3,350,000 5 3/4s, 9/1/13                                                        BBB             3,383,500
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          3,000,000 6 1/2s, 5/15/33                                                       A1              3,142,500
          7,000,000 6 3/4s, 5/15/40                                                       A1              7,253,750
                                                                                                      -------------
                                                                                                         60,174,500

Florida (4.7%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             2,562,500
         22,900,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           24,388,500
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              1,777,500
          4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB, 12.27s, 10/1/14
                    (acquired 4/19/95, cost $6,129,272) (RES)                             BBB+/P          7,742,500
          1,300,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando
                    Regl. Healthcare), 5 3/4s, 12/1/32                                    A2              1,343,875
          6,280,000 Orange Cnty., School Board COP, Ser. A, 5 3/8s, 8/1/22                Aaa             6,617,550
          4,813,000 Palm Beach Cnty., Student Hsg. Rev. Bonds (Palm Beach
                    Cmnty. College), Ser. A, 8s, 3/1/23                                   B-/P            4,855,114
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds (Federal
                    Express Corp.), Ser. A
          2,000,000 7 1/2s, 5/1/10                                                        BB-/P           2,017,500
            250,000 7.3s, 5/1/04                                                          BB-/P             251,563
          2,500,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            2,465,625
                                                                                                      -------------
                                                                                                         54,022,227

Georgia (1.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Atlanta, Waste Wtr. VRDN, Ser. C, FSA, 1.7s, 11/1/41                  VMIG1           5,000,000
          3,000,000 Fulton Cnty., Residential Care VRDN (Lenbrook Square
                    Foundation), 1.65s, 1/1/18                                            A-1+            3,000,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
                    Bonds (Visay Paper, Inc.)
          3,000,000 7 1/2s, 1/1/26                                                        BB+/P           3,056,250
          4,195,000 7.4s, 1/1/16                                                          BB+/P           4,284,144
                                                                                                      -------------
                                                                                                         15,340,394

Illinois (5.0%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,720,250
          7,750,000 zero %, 12/1/16                                                       Aaa             4,165,625
                    Chicago, G.O. Bonds
          7,870,000 Ser. C, FGIC, 5 1/2s, 1/1/40                                          Aaa             8,420,900
          3,930,000 (Neighborhoods Alive 21 Project), FGIC, 5s, 1/1/41                    AAA             4,003,688
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,300,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB-             2,146,500
         10,585,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Ca              1,693,600
          4,385,000 Chicago, Waste Wtr. Rev. Bonds, MBIA, 5 1/2s, 1/1/19                  Aaa             5,103,044
          2,000,000 Huntley, Special Tax Rev. Bonds (Svc. Area No. 9),
                    Ser. A, 6.45s, 3/1/28                                                 BB+/P           1,950,000
          1,770,000 IL State Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            Baa1            1,980,188
                    IL State Hlth. Fac. Auth. Rev. Bonds
            645,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        CCC/P             659,687
          2,620,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20                AAA/P           3,091,600
          7,540,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             8,812,375
          5,000,000 (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            Baa1            5,843,750
          1,625,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 2.237s, 7/1/20
                    (In default) (NON)                                                    D/P             1,088,750
          5,500,000 Metropolitan Pier & Exposition Auth. Rev. Bonds
                    (McCormack Place Expansion Project), MBIA,
                    5 1/4s, 6/15/42                                                       Aaa             5,816,250
                                                                                                      -------------
                                                                                                         57,496,207

Indiana (1.2%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2           10,712,500
          3,000,000 Rockport, Poll. Control Rev. Bonds (Indiana-
                    Michigan Pwr.), Ser. A, 4.9s, 6/1/25                                  BBB+            3,105,000
                                                                                                      -------------
                                                                                                         13,817,500

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 IA State Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          7,808,125
          1,800,000 IA State Higher Ed. Loan Auth. VRDN, 2.1s, 11/1/30                    A-1             1,800,000
                                                                                                      -------------
                                                                                                          9,608,125

Kentucky (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 KY State Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           3,168,750

Louisiana (5.3%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 LA State Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            6,768,125
                    LA State Pub. Fac. Auth. Hosp. Rev. Bonds
          5,000,000 (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       CCC/P           4,556,250
          5,000,000 (Fransican Missionaries), 5 3/4s, 7/1/18                              Aaa             5,893,750
          5,000,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev
                    Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                A3              5,261,900
                    Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds
          2,400,000 (Electro-Coal-A), 5s, 9/1/07                                          Baa2            2,502,000
          6,300,000 (Electro-Coal-B), 5s, 9/1/07                                          Baa2            6,567,750
          2,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             2,066,960
          3,000,000 St. Charles Parish, Poll. Control Rev. Bonds, Ser. A,
                    4.9s, 6/1/30                                                          Baa3            3,037,500
                    W. Feliciana Parish, Poll. Control Rev. Bonds
          5,000,000 (Gulf States Util. Co.), 9s, 5/1/15                                   BB+/P           5,065,400
          4,000,000 (Gulf States Util. Co.), Ser. II, 7.7s, 12/1/14                       Ba1             4,097,400
          8,000,000 (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             8,247,040
          6,000,000 (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1             6,135,000
                                                                                                      -------------
                                                                                                         60,199,075

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            7,659,375

Maryland (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,620,000 Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                    Rehab. Ctr.), 9s, 4/1/20                                              CCC/P           1,421,550

Massachusetts (6.0%)
-------------------------------------------------------------------------------------------------------------------
          4,990,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (acquired 11/18/99, cost $4,990,000) (RES)                     BB+/P           4,946,338
                    MA State Dev. Fin. Agcy. Rev. Bonds, Ser. A
          2,965,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           3,028,006
          3,915,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,611,588
          2,000,000 (Lasell Village), 6 3/8s, 12/1/25                                     BB/P            1,955,000
         15,460,000 MA State G.O. Bonds, Ser. A, 6s, 11/1/11                              Aa2            18,706,600
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             2,600,000
          3,405,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           3,592,377
          3,900,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            4,080,375
          2,200,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            2,304,500
          2,700,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              2,828,250
          6,565,000 MA State Residual Certificate IFB, Ser. 314, 9.87s,
                    8/1/11 (acquired 4/19/00, cost $7,166,354) (RES)                      Aaa             8,961,225
          5,000,000 MA State Tpk. Auth. Met. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 4 3/4s, 1/1/34                                                 Aaa             5,012,500
          6,660,000 MA State Wtr. Resources Auth. VRDN (Multi-Modal),
                    Ser. C, 1.25s, 8/1/20                                                 VMIG1           6,660,000
                                                                                                      -------------
                                                                                                         68,286,759

Michigan (2.9%)
-------------------------------------------------------------------------------------------------------------------
            312,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA               420,030
                    Detroit, G.O. Bonds
          2,500,000 Ser. A, 6.7s, 4/1/10                                                  AAA             2,828,125
          3,000,000 Ser. B, AMBAC, 6 1/4s, 4/1/10                                         AAA             3,311,250
          5,325,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          5,667,131
          5,000,000 Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
                    5 3/4s, 6/1/16                                                        Baa2            5,256,250
         10,000,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P          10,087,500
          5,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit Met.
                    Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                               Aaa             5,143,750
                                                                                                      -------------
                                                                                                         32,714,036

Minnesota (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,200,000
          3,700,000 Minneapolis & St. Paul, Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            2,714,875
          4,440,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. A, 6 5/8s, 11/1/17                                 Ba2             3,868,350
                                                                                                      -------------
                                                                                                         11,783,225

Mississippi (0.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 MS State Bus. Fin. Corp. Rev. Bonds (Syst. Energy
                    Resources, Inc.), 5 7/8s, 4/1/22                                      BBB-            7,490,000

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,700,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN, MBIA,
                    2.1s, 4/15/15                                                         VMIG1           2,700,000
          6,775,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            A-/P            7,401,688
                                                                                                      -------------
                                                                                                         10,101,688

Nevada (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,385,000 Clark Cnty., G.O. Bonds, 5 1/2s, 7/1/12                               Aa2             3,888,519
          8,500,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
                    Corp.), Ser. A, 7.3s, 9/1/27                                          Baa2            8,683,770
          8,900,000 Las Vegas, Monorail Rev. Bonds (2nd Tier), AMBAC,
                    7 3/8s, 1/1/40                                                        BB-/P           8,866,625
                                                                                                      -------------
                                                                                                         21,438,914

New Hampshire (2.2%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                    (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   A3              7,227,500
          4,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                    Hosp. Assn.), Ser. A, 6.05s, 9/1/29                                   BB/P            3,445,000
                    NH State Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          4,000,000 (1st. Mtge.-Rivermead Peterborough), 8 1/2s, 7/1/24                   AAA             4,510,000
          1,575,000 (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P            1,636,031
          5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            A-/P            5,495,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,692,500
                                                                                                      -------------
                                                                                                         25,006,031

New Jersey (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,860,000 NJ State Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             3,179,675
          3,000,000 NJ State Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                    (1st Mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                           BB-/P           3,135,000
          5,000,000 NJ State Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                    Marriot Hotel), 7s, 10/1/14                                           Ba3             5,087,500
          2,000,000 NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         B3              1,107,500
                    NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,311,250
          6,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             7,770,000
          2,250,000 NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 10.83s,
                    11/1/07 (acquired 2/11/93, cost $2,332,260) (RES)                     A+              2,347,853
          9,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa            11,508,750
                                                                                                      -------------
                                                                                                         37,447,528

New Mexico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,160,000 Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                             Ba3             8,629,200

New York (9.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable
                    Leadership), Ser. A, 5 3/4s, 7/1/26                                   Baa3            2,030,000
                    Long Island, Pwr. Auth. NY Elec. Syst. IFB,
         10,000,000 Ser. 66, MBIA, 8.89s, 4/1/10 (acquired 11/3/98,
                    cost $11,298,800) (RES)                                               AAA            12,412,500
          8,750,000 9.78s, 12/1/24 (acquired 5/19/98, cost $9,511,250) (RES)              BBB+/P         10,007,813
          5,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             5,162,500
                    NY City G.O. Bonds
          3,000,000 Ser. B, 5 3/4s, 8/1/16                                                A2              3,375,000
          4,130,000 Ser. A, 5 3/4s, 8/1/14                                                A2              4,713,363
         10,000,000 NY City, Muni. Assistance Corp. Rev. Bonds,
                    Ser. G, 6s, 7/1/07                                                    Aa1            11,575,000
          2,800,000 NY City, State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               3,090,500
          7,000,000 NY State Dorm. Auth. IFB (Rites-PA), Ser. 434, 8.98s,
                    5/15/15 (acquired 10/6/98, cost $8,278,340) (RES)                     AAA/P           9,126,250
          5,000,000 NY State Energy Res. & Dev. Auth. Poll. Control Rev.
                    Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                          A-              5,168,750
          5,000,000 NY State Env. Fac. Corp. Poll. Control IFB (PA 198),
                    MBIA, 7.21s, 6/15/10 (acquired 10/22/97,
                    cost $6,012,500) (RES)                                                AAA             6,943,750
         11,125,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (NY Hosp.), Ser. A, FHA Insd., 6 1/2s, 8/15/29                        Aaa            12,612,969
          5,000,000 NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Facs.), Ser. B, AMBAC, 4 3/4s, 1/1/28                   Aaa             5,031,250
          1,500,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P           1,318,125
          5,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,850,625
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P            5,162,500
                                                                                                      -------------
                                                                                                        103,580,895

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NC State Eastern Muni. Pwr. Agcy. Syst. IFB
          3,000,000 FGIC, 9.278s, 1/1/25 (acquired 3/3/93,
                    cost $3,112,315) (RES)                                                Aaa             4,151,250
          5,000,000 MBIA, 5.94s, 1/1/22 (acquired 5/4/00,
                    cost $5,066,900) (RES)                                                AAA             7,118,750
          5,250,000 NC State Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    AMBAC, 6s, 1/1/18                                                     AAA             6,391,875
          6,000,000 NC State Muni. Pwr. Agcy. Syst. IFB (No. 1,
                    Catawba Elec.), MBIA, 5.6s, 1/1/20                                    Aaa             6,353,760
                                                                                                      -------------
                                                                                                         24,015,635

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC,
                    zero %, 12/1/24                                                       Aaa             2,521,875
                    OH State Higher Ed. Fac. Rev. Bonds
                    (Case Western Reserve U.)
          3,000,000 5 1/2s, 10/1/22                                                       Aa2             3,281,250
          2,000,000 5 1/2s, 10/1/21                                                       Aa2             2,202,500
                                                                                                      -------------
                                                                                                          8,005,625

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 OK State Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (Doane Products Co.), 6 1/4s, 7/15/23                                 B-/P            5,062,500
          5,250,000 OK State Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Hlth. Care), Ser. A, 5 5/8s, 8/15/29                                  B2              3,825,938
                                                                                                      -------------
                                                                                                          8,888,438

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,900,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P           9,070,875

Pennsylvania (5.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Env. Imports), 4 3/4s, 12/1/32                                       BBB+            5,000,000
          1,900,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            2,014,000
          1,725,000 Chester Cnty., Hlth. & Ed. Fac. Auth Rev. Bonds
                    (Jenners Pond, Inc.), 7 1/4s, 7/1/24                                  BB-/P           1,725,000
                    Dauphin Cnty., Gen. Auth. Rev. Bonds
          7,500,000 (Office & Pkg.), Ser. A, 6s, 1/15/25                                  CCC/P           4,500,000
          3,350,000 (Northwestern Med. Ctr.), 8 5/8s, 10/15/13                            AAA             4,011,625
          1,180,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa2            1,253,833
          3,000,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (PA Pwr. & Lt. Co.), Ser. B, MBIA, 6.4s, 9/1/29                       Aaa             3,296,250
          1,430,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            1,481,151
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          4,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          4,255,000
          2,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,100,000
          4,250,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          4,467,813
          3,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            3,082,500
          6,000,000 Philadelphia, Gas Works FRB, FSA, 0.933s, 8/1/21                      Aaa             6,000,000
          6,000,000 Philadelphia, Gas Works IFB, FSA, 8.48s, 8/1/21
                    (acquired 1/24/94, cost $5,621,520) (RES)                             AAA             6,202,500
          5,740,000 Philadelphia, Gas Works Rev. Bonds, Ser. 16, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             6,464,675
         75,000,000 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               B-/P            1,125,000
                    Philadelphia, Wtr. & Wastewater IFB, FGIC
          1,600,000 7.63s, 6/15/12 (acquired 9/13/96, cost $1,518,283) (RES)              AAA             1,753,056
          1,650,000 7.23s, 6/15/12 (acquired 9/13/96, cost $1,565,902) (RES)              AAA             1,793,286
          1,800,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (AHF/Central States Inc.), 5 1/8s, 11/1/19                            D/P               900,000
                                                                                                      -------------
                                                                                                         61,425,689

Puerto Rico (1.4%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Cmnwlth. of PR, IFB, MBIA, 9.93s, 7/1/24 (acquired
                    6/12/95, cost $8,912,590) (RES)                                       AAA/P           9,466,875
          5,400,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. T, 6 3/8s, 7/1/24                AAA             5,973,750
                                                                                                      -------------
                                                                                                         15,440,625

South Carolina (3.3%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Charleston Cnty., Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 11/1/02                                         B-/P            8,475,435
          2,890,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
                    Container Corp.), 7 3/8s, 2/1/07                                      B/P             2,933,350
          1,750,000 Med. U. Hosp. Auth. Rev. Bonds, Ser. A, 6 1/2s, 8/15/32               BBB+            1,813,438
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds, Ser. A, FGIC
          3,775,000 6 1/2s, 1/1/16                                                        Aaa             4,817,834
            630,000 6 1/2s, 1/1/16 (Prerefunded)                                          Aaa               797,738
          5,000,000 SC State Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa2            5,468,750
         12,750,000 SC State Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1             12,861,563
                                                                                                      -------------
                                                                                                         37,168,108

Tennessee (2.8%)
-------------------------------------------------------------------------------------------------------------------
         17,175,000 Bristol, Hlth. & Edl. Fac. Board FRB, FGIC, 5.45s, 9/1/21             Aaa            17,432,625
          3,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            3,416,250
         10,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev.
                    Bonds (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                 Baa2           10,887,500
                                                                                                      -------------
                                                                                                         31,736,375

Texas (4.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                    Methodist Ctr.), 6s, 11/15/29                                         BB+/P           2,378,125
          5,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              5,487,500
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.)
          6,000,000 7 1/4s, 11/1/30                                                       BB-             2,430,000
          1,500,000 6 3/8s, 5/1/35                                                        BB-               607,500
          3,500,000 Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             3,403,750
          6,100,000 Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                              Aaa             6,954,000
          5,000,000 Houston, Arpt. Syst. Rev. Bonds (Continental
                    Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29                               B+              2,906,250
          6,300,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, zero %,
                    12/1/20                                                               Aaa             2,653,875
          2,800,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates Hosp. Presbyterian Med. Ctr), Ser. C,
                    2.05s, 12/1/15                                                        VMIG1           2,800,000
          3,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  Baa2            3,705,625
          4,000,000 Tarrant Cnty., Hlth. Fac. Dev. Corp. (TX Hlth. Res. Sys.),
                    Ser. A, MBIA, 5 3/4s, 2/15/12                                         AAA             4,700,000
          3,500,000 Tx State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
                    5s, 8/15/42                                                           Aaa             3,587,500
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6 1/8s, 7/1/23                                                        Baa2            2,528,125
          3,500,000 TX State IFB, Ser. B, 10.24s, 9/30/11                                 Aa1             4,987,500
                                                                                                      -------------
                                                                                                         49,129,750

Virginia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            3,675,000
          5,000,000 Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds
                    (Beach-Oxford Apts.), 6.1s, 4/1/26                                    BB-/P           4,750,000
                                                                                                      -------------
                                                                                                          8,425,000

Washington (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Central Puget Sound, Regl. Trans. Auth. Sales Tax &
                    Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                                Aaa             4,987,500
          5,000,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines, Inc.), 7 1/4s, 4/1/30                                       B+/P            3,718,750
          8,340,000 WA State Hlth. Care Fac. Auth. Healthcare Facs. Auth.
                    VRDN (Fred Hutchinson Cancer Ctr.), 1.65s, 1/1/23                     VMIG1           8,340,000
          2,090,000 WA State Hlth. Care Fac. Auth. VDRN (Fred Hutchinson
                    Cancer Ctr.), 1.65s, 1/1/29                                           VMIG1           2,090,000
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             6,625,000
                                                                                                      -------------
                                                                                                         25,761,250

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                    Aaa             4,369,500
                    WV State Parkways Econ. Dev. & Tourism Auth. FRB
                    Rev. Bonds, FGIC
          1,760,000 9.958s, 5/16/19                                                       Aaa             1,915,250
          3,240,000 8.893s, 5/16/19                                                       Aaa             3,482,093
                                                                                                      -------------
                                                                                                          9,766,843

Wisconsin (0.9%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Badger TOB Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1             10,062,500

Wyoming (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Sweetwater Cnty., Poll. Control Rev. Bonds
                    (Idaho Power Co. Project), Ser. A, 6.05s, 7/15/26                     A3              2,085,000
          2,000,000 Uinta Cnty. Poll. Control VDRN (Chevron USA
                    Inc. Project), 1.7s, 4/1/10                                           VMIG1           2,000,000
                                                                                                     --------------
                                                                                                          4,085,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes (cost $1,091,005,762)                            $1,116,311,932

PREFERRED STOCKS (0.6%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A 6.875% cum. pfd.                        $6,502,500

COMMON STOCKS (--) (a) (cost $5,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            215,129 Horizon Natural Resources Co. (NON)                                                     $53,782
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,102,005,762)                                          $1,122,868,214
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,139,334,243.

(RAT) Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade," or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2002 was $92,973,946 or 8.2% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB's and VRDN's are the current interest rates shown at September 30, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at September 30, 2002.

      The fund had the following industry group concentrations greater than 10% at September 30, 2002 (as a percentage of net assets):

          Health care/hospitals        18.6%
          Utilities                    15.6
          Transportation               12.0

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,102,005,762) (Note 1)                                                     $1,122,868,214
-------------------------------------------------------------------------------------------
Cash                                                                                775,908
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   20,627,199
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,750,144
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      258,178
-------------------------------------------------------------------------------------------
Total assets                                                                  1,146,279,643

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,399,830
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,890,440
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,679,082
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           86,044
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       79,634
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,424
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              728,903
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               77,043
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,945,400
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,139,334,243

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,167,884,072
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,243,291
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (50,655,572)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       20,862,452
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,139,334,243

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($867,137,714 divided by 98,279,479 shares)                                           $8.82
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.82)*                                $9.26
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($239,351,313 divided by 27,143,425 shares)***                                        $8.82
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($18,911,856 divided by 2,142,940 shares)***                                          $8.83
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,933,360 divided by 1,579,594 shares)                                             $8.82
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.82)**                               $9.12
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2002 (Unaudited)
Interest income:                                                                $35,744,054
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,326,385
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      468,761
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   17,818
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,879
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,063,151
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,057,883
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                86,804
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                32,851
-------------------------------------------------------------------------------------------
Other                                                                               187,718
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,254,250
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (30,003)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,224,247
-------------------------------------------------------------------------------------------
Net investment income                                                            29,519,807
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                   761,399
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     24,828,928
-------------------------------------------------------------------------------------------
Net gain on investments                                                          25,590,327
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $55,110,134
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                          Six months ended              Year ended
                                                              September 30                March 31
                                                                     2002*                    2002
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                          $29,519,807             $61,481,713
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                   761,399               1,641,933
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       24,828,928             (32,531,997)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            55,110,134              30,591,649
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
 From tax-exempt income
  Class A                                                      (22,668,515)            (43,909,181)
--------------------------------------------------------------------------------------------------
  Class B                                                       (5,878,934)            (14,957,383)
--------------------------------------------------------------------------------------------------
  Class C                                                         (396,840)               (694,764)
--------------------------------------------------------------------------------------------------
  Class M                                                         (333,957)               (739,994)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)   (13,175,112)              4,983,769
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         12,656,776             (24,725,904)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                          1,126,677,467           1,151,403,371
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,243,291 and $1,001,730, respectively)          $1,139,334,243          $1,126,677,467
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.28        $8.87
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .49          .48          .49          .49 (c)      .50 (c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .19         (.24)         .24         (.64)        (.02)         .42
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .43          .25          .72         (.15)         .47          .92
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.48)        (.48)        (.49)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.48)        (.48)        (.49)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.62        $8.85        $8.61        $9.25        $9.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.09*        2.83         8.67        (1.53)        5.14        10.54
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $867,138     $841,445     $752,169     $715,475     $830,074     $816,444
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .95          .95          .94          .98          .95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.69*        5.51         5.57         5.62         5.29         5.43
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.14*       16.46        12.76        14.32        20.47        33.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.84        $8.61        $9.24        $9.28        $8.86
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .43          .43          .44          .44 (c)      .44 (c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20         (.23)         .23         (.63)        (.04)         .43
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .41          .20          .66         (.19)         .40          .87
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.42)        (.43)        (.44)        (.44)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.42)        (.43)        (.44)        (.44)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.62        $8.84        $8.61        $9.24        $9.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.77*        2.33         7.90        (2.02)        4.40        10.00
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $239,351     $255,540     $372,129     $420,310     $507,067     $499,594
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.55         1.55         1.54         1.58         1.55
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.39*        4.90         4.98         5.02         4.70         4.83
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.14*       16.46        12.76        14.32        20.47        33.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            Sept. 30                                          Feb. 1, 1999+
operating performance               (Unaudited)            Year ended March 31          to March 31
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.38
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .20          .42          .42          .43          .05 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21         (.24)         .24         (.64)        (.14)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .41          .18          .66         (.21)        (.09)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.41)        (.42)        (.43)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.41)        (.42)        (.43)        (.04)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.83        $8.62        $8.85        $8.61        $9.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.81*        2.06         7.86        (2.26)        (.99)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,912      $16,865      $12,330       $8,467       $4,327
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.70         1.70         1.69          .28*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.77         4.81         4.89          .73*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.14*       16.46        12.76        14.32        20.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.28        $8.86
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .47          .46          .47          .47 (c)      .47 (c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20         (.24)         .24         (.64)        (.03)         .43
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .42          .23          .70         (.17)         .44          .90
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.46)        (.47)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.46)        (.47)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.62        $8.85        $8.61        $9.25        $9.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.96*        2.57         8.40        (1.77)        4.88        10.39
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,933      $12,828      $14,775      $13,286      $16,671      $15,118
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61*        1.20         1.20         1.19         1.23         1.20
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.57*        5.26         5.32         5.37         5.04         5.16
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.14*       16.46        12.76        14.32        20.47        33.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
September 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended September 30, 2002, the fund had no borrowings against the line of credit.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2002, the fund had a capital loss carryover of approximately $45,012,000 available to the extent allowed by law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover               Expiration
--------------------         --------------------
         $11,362,000         March 31, 2003
          11,290,000         March 31, 2004
           8,494,000         March 31, 2006
           1,800,000         March 31, 2007
          11,300,000         March 31, 2008
             766,000         March 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2003 approximately $896,000 of losses recognized during the period November 1, 2001 to March 31, 2002.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $1,102,009,047, resulting in gross unrealized appreciation and depreciation of $81,481,016 and $60,621,849, respectively, or net unrealized appreciation of $20,859,167.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended September 30, 2002, the fund's expenses were reduced by $30,003 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,637 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $38,262 and $196 from the sale of class A and class M shares, respectively, and received $115,909 and $6,426 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more sales charge. For the six months ended September 30, 2002, Putnam Retail Management, acting as underwriter received $36,727 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated 153,500,474 and $151,000,679, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,519,259         $91,945,835
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,608,037          14,065,667
---------------------------------------------------------------------------
                                            12,127,296         106,011,502

Shares repurchased                         (11,432,860)        (99,710,038)
---------------------------------------------------------------------------
Net increase                                   694,436          $6,301,464
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,940,163        $238,769,354
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,055,037          25,413,300
---------------------------------------------------------------------------
                                            29,995,200         264,182,654

Shares repurchased                         (17,400,736)       (153,228,307)
---------------------------------------------------------------------------
Net increase                                12,594,464        $110,954,347
---------------------------------------------------------------------------

                                       Six months ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,850,301         $16,184,824
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               409,214           3,576,402
---------------------------------------------------------------------------
                                             2,259,515          19,761,226

Shares repurchased                          (4,770,340)        (41,694,300)
---------------------------------------------------------------------------
Net decrease                                (2,510,825)       $(21,933,074)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,623,678         $40,822,573
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,013,593           8,917,287
---------------------------------------------------------------------------
                                             5,637,271          49,739,860

Shares repurchased                         (18,062,637)       (159,094,247)
---------------------------------------------------------------------------
Net decrease                               (12,425,366)      $(109,354,387)
---------------------------------------------------------------------------

                                       Six months ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    739,258          $6,476,260
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                29,985             262,410
---------------------------------------------------------------------------
                                               769,243           6,738,670

Shares repurchased                            (581,861)         (5,087,293)
---------------------------------------------------------------------------
Net increase                                   187,382          $1,651,377
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,628,908         $14,370,652
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,999             439,956
---------------------------------------------------------------------------
                                             1,678,907          14,810,608

Shares repurchased                          (1,116,755)         (9,854,859)
---------------------------------------------------------------------------
Net increase                                   562,152          $4,955,749
---------------------------------------------------------------------------

                                       Six months ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    239,855          $2,098,714
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                26,589             232,500
---------------------------------------------------------------------------
                                               266,444           2,331,214

Shares repurchased                            (174,965)         (1,526,093)
---------------------------------------------------------------------------
Net increase                                    91,479            $805,121
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    337,582          $2,986,620
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                53,701             472,180
---------------------------------------------------------------------------
                                               391,283           3,458,800

Shares repurchased                            (573,343)         (5,030,740)
---------------------------------------------------------------------------
Net decrease                                  (182,060)        $(1,571,940)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA040-84064  051/353/560  11/02